Exhibit 99.1 Day One Biopharmaceuticals Targeted Therapies for People of All Ages March 2023 Day One Biopharmaceuticals 1

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 clinical trial for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of the COVID-19 pandemic, inflation and rising interest rates, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Day One Biopharmaceuticals 2

Cancer Drug Development for People of All Ages Mission That Tovorafenib (DAY101) Growing Portfolio and Runway Creates Value Lead Program Beyond Clinical Milestones • Day One’s mission is to help children • Investigational, oral, CNS-penetrant • Two clinical-stage MEKi assets, in- with cancer, from day one and every pan-RAF inhibitor licensed for combination trials day after • Being studied as tablets and • Projected cash runway into 2025 • Develop medicines for genomically- pediatric-friendly liquid suspension • Upcoming key milestones defined cancers • Breakthrough Therapy Designation • Pre-NDA meeting in Q2 2023 • Establish first-in-class position • Rare Pediatric Disease Designation • Planned NDA submission in Q2 through rapid pediatric registration 2023 • Orphan Drug Designation (US/EU) • Expand to adolescent and adult • NDA data set will include populations in parallel and pursue additional follow up with data to those opportunities with the same be presented at a medical meeting commitment we do for children 1 in Q2 2023 1 NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, Day One Biopharmaceuticals 3 PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG).

A Senior Team with Deep Experience Developing and Commercializing Products in Pediatric and Adult Oncology Markets Jeremy Bender, PhD, MBA Samuel Blackman, MD, PhD Charles York II, MBA Chief Executive Officer Chief Medical Officer & Founder Chief Operating and Financial Officer VP of Corporate Development at Gilead; COO Tizona Pediatric Heme/Onc and Neuro-Onc; Oncology Clinical CFO and Head of Corporate Development at Aeglea; Therapeutics; CBO Sutro Biopharma; founding Board Development at Mavupharma, Silverback, Juno, Seattle Consulting CFO at Bridgepoint Consulting; member of VaxCyte Genetics, GSK PricewaterhouseCoopers Mike Preigh, PhD Adam Dubow Davy Chiodin, PharmD Jaa Roberson Chief Technical Officer General Counsel Chief Development Officer Chief People Officer Head of CMC at Array for 10+ years. Brought Chief Compliance & Ethics Officer at Bristol VP Regulatory Science, Acerta/AZ; Global Head of Human Resources at Bellicum >20 drug candidates to IND & clinical Myers Squibb (BMS); Legal leadership roles at Regulatory Leader, Pediatric Oncology, Pharmaceuticals; Human Resources Roles at development BMS in the U.S., Asia and Europe; Partner at Roche/Genentech Achaogen, Roche/Genentech Sedgwick, Detert, Moran & Arnold Day One Biopharmaceuticals 4

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Topline data presented: January 2023 Pre-NDA meeting & NDA 1 Relapsed pLGG FIREFLY-1 (pivotal) submission planned: Q2 2023 Tovorafenib (DAY101) NDA data set presentation Type II Pan-RAF Inhibitor planned: Q2 2023 ü FDA Breakthrough Therapy Designation for relapsed pLGG First patient dosed: FIREFLY-2 (pivotal) Frontline pLGG March 2023 ü FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG ü FDA Orphan Drug Designation for malignant glioma First patient dosed: RAF-altered November 2021 ü EC Orphan Designation for glioma FIRELIGHT-1* 2 Abstract accepted for solid tumors presentation: Q2 2023 (monotherapy) MAPK-altered First patient dosed: Pimasertib FIRELIGHT-1* May 2022 3 solid tumors MEK 1/2 Inhibitor (Combo w/tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 5

Tovorafenib (DAY101) Type II Pan-RAF Inhibitor Day One Biopharmaceuticals 6

Pediatric Low-Grade Gliomas (pLGG) • Despite being the most common brain tumor in children, there are no approved agents and no standard-of-care for the majority of patients 1,2 with relapsed/progressive disease ‒ ~70% of patients will require systemic therapy ‒ Patients have a high rate of recurrence and are frequently treated with multiple lines of systemic therapy over the course of their disease 3 • The majority of pLGGs are driven by BRAF alterations ‒ ~85% of BRAF-altered tumors harbor a KIAA1549-BRAF gene fusion ‒ ~15% are driven by BRAF V600E mutation • Despite low-grade histology and high long-term survival, pLGGs are 1-4 chronic and relentless ‒ Goal of therapy is to stabilize or shrink tumors while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation ‒ Many patients today suffer profound tumor and treatment-associated morbidity and significant late effects that persist throughout life 6 y/o with large relapsed BRAF fusion-positive optic pathway glioma 1. Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 2. De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. 3. Jones DTW et al., Cancer Res. 2008; 68:8673–77. 4. Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094; Day One Biopharmaceuticals 7

Tovorafenib (DAY101) Inhibits Both BRAF Fusions and BRAF V600 Mutations • Tovorafenib (DAY101) is an investigational, MAPK pathway RAS-independent activation of the MAPK pathway oral, selective, CNS-penetrant, type II pan- RAF inhibitor that was designed to inhibit RAS both monomeric and dimeric RAF kinase ‒ Activity in tumors driven by both RAF wild- RAF RAF fusion type fusions and BRAF V600E mutations RAF Tovorafenib mutation ‒ Tablet and pediatric-friendly liquid suspension MEK ‒ Once weekly dosing • Currently approved type I RAFi are indicated for use in patients with tumors bearing V600E ERK mutations ‒ Type I RAF inhibitors cause paradoxical Proliferation and survival Proliferation and survival MAPK activation in the setting of wild-type Proliferation and survival RAF, increasing the risk of tumor growth in BRAF fusion-driven and other non-V600 mutant cancers 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16 Day One Biopharmaceuticals 8

The Current pLGG Treatment Paradigm Reflects the Unrelenting Nature of this Chronic Brain Tumor Presentation Surgical Intervention 1L 2L 3L ~35% 20% Targeted Tx Targeted Tx Targeted Tx GTR No Recurrence (5-10%) (40-50%) (40-50%) 1 Biopsy (>95%) Suspected ~65% ~50% ~50% pLGG ≤ Partial Eventual Additional lines Chemo Chemo Chemo Resection Recurrence of therapy ~40% 80% (90%) (50%) (35%) Molecular Testing Biopsy Only ~20% Other Other Other (<5%) (<5%) (<20%) No Biopsy (5%) Response, Response, ~35% no recurrence ~50% no recurrence Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection 1Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II Day One Biopharmaceuticals 9

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) in Relapsed or Progressive pLGG (FIREFLY-1) Trial Design Endpoints (Pivotal Arm 1) • Three arm, open-label, global registrational phase 2 trial • Primary endpoint: ORR based on RANO-HGG criteria, assessed by blinded independent central review • Pivotal Arm 1 (recurrent/progressive pLGG): n=69 RANO-evaluable patients aged 6 months to 25 years harboring a KIAA1549-BRAF • Secondary endpoints: ORR by RAPNO criteria; PFS; safety fusion or BRAF V600 mutation • Arm 2 (expanded access recurrent/progressive LGG): patients aged 6 months to 25 years harboring an activating RAF alteration • Arm 3 (extracranial solid tumors): patients aged 6 months to 25 years harboring an activating RAF fusion Clinical and radiological evaluations at baseline, and every rd nd 3 cycle for pLGG and every 2 cycle for solid tumors Enrollment/ Day –28 to 0 Screening Baseline End of Trial (C1D1) Study Drug Administration After Cycle 27: patients may either continue C27D1 2 treatment or enter drug holiday period at any time 420mg/m QW (at discretion of Investigator) Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability Abbreviations: C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, Day One Biopharmaceuticals 10 progression-free survival. RANO-HGG, response assessment for neuro-oncology-high grade glioma NCT04775485

FIREFLY-1 Baseline Patient Characteristics Location (n=77) Cerebral hemisphere Deep midline structures 8% 12% Topline Data Characteristic Arm 1 (N=77) Other 16% Median age, years (range) 8 (2-21) BRAF alteration, n (%) Optic pathway Cerebellum 51% BRAF V600E 13 (17) 6% † BRAF Fusion 64 (83) Brain stem 8% Median number of lines of prior therapy (range) 3 (1-9) BRAF alteration (n=77) Prior MAPK pathway targeted therapy, n (%) BRAF V600E Yes 46 (60) 17% No 31 (40) Geography, n (%) U.S. 27 (35) † BRAF fusion Ex-U.S. 50 (65) 83% Sep 28, 2022 data cutoff. †Includes 8 patients with BRAF duplication or BRAF rearrangement. MAPK, mitogen-activated protein kinase; prior MAPK pathway targeted therapy indicates either prior MEKi and/or prior type I RAFi therapy. Day One Biopharmaceuticals 11

Topline Data from Ongoing Pivotal Phase 2 FIREFLY-1 Trial The primary endpoint of the FIREFLY-1 trial is overall response rate (ORR) by Response Assessment for Neuro-Oncology-High Grade Glioma (RANO- HGG) criteria as assessed by blinded independent central review. In the 69 RANO-evaluable patients: • 64% ORR and 91% clinical benefit rate (complete response + partial response/unconfirmed partial response + stable disease) ‒ 4% (n=3) confirmed complete responses ‒ 59% (n=41) partial responses (31 confirmed and 10 unconfirmed) ‒ 28% (n=19) patients with stable disease • 86% (n=59) of patients had a BRAF fusion alteration, for which there are no approved systemic therapies, while the remaining 14% (n=10) had a BRAF mutation Safety data, based on 77 treated patients, indicated monotherapy tovorafenib to be generally well-tolerated. • The most common side effects reported as related to tovorafenib were change in hair color (75%), increased creatine phosphokinase (64%), anemia (46%), fatigue (42%) and maculopapular rash (42%) • 3 patients (3.9%) discontinued treatment due to adverse events, of which 2 (2.6%) were deemed to be related to tovorafenib Among a total of 77 treated patients: • Participants were heavily pretreated, with a median of three prior lines of systemic therapy (range: 1-9) • The median duration of tovorafenib treatment was 8.4 months, with 77% (n=59) of patients on treatment at the time of the data cutoff • Nearly 60% (n=46) of patients had already received at least one prior MAPK inhibitor prior to study participation Sep 28, 2022 data cutoff. CR, complete response. PR, partial response. SD, stable disease. Day One Biopharmaceuticals 12

Incidence and Prevalence of BRAF-altered pLGG in the U.S. 2020 2017 Estimated Incidence Estimated SEER Prevalence Under 25 Under 25 1 US Population ~105,000,000 NA 2 3 Rate of CNS Tumors (0.00521%) ~5,500 ~130,000 2 Gliomas (63%) ~3,500 ~82,000 2 Low Grade (77%) ~2,600 ~63,000 2 Has Received Drug Tx (58%) ~1,500 ~36,000 2 BRAF Altered (70%) ~1,100 ~26,000 ~1,100 ~26,000 Estimated Annual Incidence Estimated Prevalence 1 2 3 . US Census; CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete Estimated annual incidence and estimated prevalence are Day prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. One calculations based on publicly available data. 13 Day One Biopharmaceuticals

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Newly Diagnosed pLGG Day One Biopharmaceuticals 14

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Newly Diagnosed pLGG Trial Design Endpoints • Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib • Primary endpoint: ORR based on RANO-LGG criteria, assessed 1 (DAY101) vs SoC chemotherapy by blinded independent central review • Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF • The ORR primary analysis is expected to occur ~12 months after alteration and requiring first-line systemic therapy the last patient randomized • Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid suspension • Key secondary endpoints: PFS and DoR by RANO criteria, ORR by • Patients who progress after stopping tovorafenib (DAY101) may be re-challenged RAPNO criteria • Patients who progress in the SoC arm during or post-treatment may cross-over to • Other secondary endpoints: changes in neurological and visual receive tovorafenib function, safety, and tolerability • Key exploratory objectives: QoL and health utilization measures 2 Non-resectable or sub-total Tovorafenib, 420mg/m QW resected LGG (not to exceed 600 mg) AND Long-term follow-up (48 months) Requiring first-line systemic Stratified by therapy • Location of tumor Investigator's choice of • Genomic alteration vincristine/carboplatin* or N ≈ 400 • CDKN2A status vinblastine • Infant CHG diagnosis * COG or SIOPe-LGG regimen 1 1Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, Day One Biopharmaceuticals 15 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. mutation who require systemic therapy based on a study with the same primary endpoint. 1:1 Randomization

FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG • Collaboration between Day One and the LOGGIC consortium, internationally recognized experts in pLGG research ‒ Coupled with the LOGGIC-CORE molecular diagnostic program ‒ Worked jointly on the study design and discussions with the U.S. and EU regulatory authorities • Approximately 100 potential sites (~65 from the LOGGIC consortium) ~20 ~65 Sites Sites ~5 Sites ~10 Sites Day One Biopharmaceuticals 16

Our Pipeline Recent & Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Topline data presented: January 2023 Pre-NDA meeting & NDA 1 Relapsed pLGG FIREFLY-1 (pivotal) submission planned: Q2 2023 Tovorafenib (DAY101) NDA data set presentation Type II Pan-RAF Inhibitor planned: Q2 2023 ü FDA Breakthrough Therapy Designation for relapsed pLGG First patient dosed: FIREFLY-2 (pivotal) Frontline pLGG ü FDA Rare Pediatric Disease March 2023 Designation (PRV Eligible) for pLGG ü FDA Orphan Drug Designation for malignant glioma First patient dosed: RAF-altered November 2021 ü EC Orphan Designation for glioma FIRELIGHT-1* 2 solid tumors Abstract accepted for presentation: Q2 2023 (monotherapy) MAPK-altered First patient dosed: Pimasertib FIRELIGHT-1* May 2022 3 solid tumors MEK 1/2 Inhibitor (Combo w/tovorafenib) 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 17

Next-generation RAF Inhibitors are Unique in Their Ability to Address Adult Cancers Associated with RAF Wild-type Fusions Tovorafenib (DAY101) has demonstrated monotherapy BRAFwt fusion mixed Mullerian clinical activity in KIAA1549:BRAF and SRGAP3:CRAF wild- cancer type fusions in pLGG Activity of BRAF dimer-breaker PLX-8394 in BRAF wild-type fusion melanoma BRAFwt fusion, melanoma Day One/CrownBio internal data E5251-U2001 (Sep 2020) Botton T et al, Cell Reports, 2019 LY3009120: Lilly pan-RAFi Lifirafenib: Beigene pan-RAF/EGFRi CCT196969: CRUK RAF Gouda M et al, CR observed at 1800 mg BID = 3x ”paradox breaker” Springworks 2020 Corp Presentation ESMO 2020 higher total AUC over 900 mg BID Day One Biopharmaceuticals 18

Phase 2 Study of Monotherapy Tovorafenib (DAY101) in Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints • Single arm, open-label, global phase 1b/2a trial • Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO criteria for any CNS tumors • n = 40 patients (approximately) • Secondary endpoints: safety and additional • Eligibility: Patients aged 12 years and older with non- efficacy parameters hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort Patients with a known BRAF Safety 2 or CRAF/RAF1 fusion, or DAY101 QW until disease progression Follow Up CRAF/RAF1 amplification “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 2 12 to <18 years at 420mg/m PO QW Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. 1. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2. DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 19

Activity of Tovorafenib (DAY101) in SNX8:BRAF Fusion Spindle Cell Sarcoma A male child spindle cell sarcoma, 5-years of age at diagnosis Months -30 -24 -18 -12 -6 0 6 CR PD CR Diagnosis Targeted Therapy BRAF fusion (FISH) Ifosfamide, doxorubicin, Tovorafenib Tovorafenib Subtotal resection dexrazoxane SNX8-BRAF fusion Gemcitabine, docetaxel Proton radiotherapy • After the first dose of Baseline After 2 cycles of tovorafenib tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine • Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia Data cut off: September 30, 2021 Day One Biopharmaceuticals 20

Strong Scientific Rationale for Combining Tovorafenib (DAY101) with Additional MAPK Pathway Inhibitors BRAF or CRAF BRAF KRAS or NRAS NF1 non-V600 mutant LOF WT fusion MEK MEK RAF/ PI3K/m RAS/RAF/ME PI3K/ Signaling RAL MEK/ERK TOR K/ERK mTOR pathways ERK ERK Proliferation, survival Proliferation, survival Proliferation, survival Proliferation, survival KRAS - G12Ci MEKi or Potential Type II RAFi + or Type II RAFi + MEKi Type II RAFi + MEKi Type II RAFi + SHP2i combinations or SHP2i SHP2i Non V600 BRAF dimers are BRAF fusion dimers are Targeting multiple nodes of Targeting multiple pathways effectively inhibited by type II, effectively inhibited by type II, MAPK pathway will drive deeper will drive deeper response Rationale but not type I, RAFi but not type I RAFi and more durable response Day One Biopharmaceuticals 21

Pimasertib MEK1/2 Inhibitor Day One Biopharmaceuticals 22

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor with Demonstrated Activity in MAPK-driven Solid Tumors RTKS GF • Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 GTP Cellular membrane • Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations NRAS with other MOAs • Main AEs typical for all in-class allosteric MEK inhibitors (GI, BRAFi BRAF CPK elevation, skin rash, visual disturbances) • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) MEK MEKi • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS ERK mutant melanoma Nuclear • Combination with tovorafenib (DAY101) and other targeted Cell growth and membrane therapies may unlock the full value of pimasertib in advanced survival Gene transcription solid tumors Source: Hepner, Salgues, Anjos, et al. 2017. Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., Day One Biopharmaceuticals 23 AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition with Tovorafenib (DAY101) and Pimasertib May Unlock Potential Synergy for Adult Solid Tumors A B • The MAPK pathway normally has multiple feedback loops that negatively regulate upstream (RAS/RAF) activation to ensure optimal signaling • Monotherapy MEK inhibition disables these feedback loops and induces RAS signaling as well as RAF dimerization and activation Modified from Yen et al. Cancer Cell, 2018 • Combination therapy with a MEK inhibitor and type II RAF inhibitor C Mechanistic model for vertical MAPK pathway inhibition (modified from Yen et al. A is synergistic in KRASmut and Cancer Cell, 2018) . BRAFmut tumor models DAY101 + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cell B models (Day One internal data) Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are C treated with the type II RAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) Day One Biopharmaceuticals 24

Tovorafenib (DAY101) / Pimasertib Combination to be Evaluated in Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints 2 • Combination dose escalation, global phase 1b/2 trial • Phase 1b: PK, PD and Safety, MTD/RP2D • Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) • Phase 2: Efficacy (ORR, DOR) • Phase 2, Simon 2-stage, n = 25/cohort (approximately) • Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b Phase 2* NRASmut Selected tumors Tumors with MAPK pathway BRAF Class 1 (non-E/K) and Safety 3 DAY101 + Pimasertib until disease progression alterations Class 2 mutant tumors Follow Up BRAF wt fusion selected tumors Pre-identified patients with advanced solid *Additional biomarker-selected cohorts may tumors and available clinical molecular be pursued based on developing data profiling information. Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1. Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 3 2. Intend to open U.S. and ex-U.S. clinical sties. DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death Day One Biopharmaceuticals 25

Summary Day One Biopharmaceuticals 26

Financial Summary: DAWN Cash, cash equivalents and short-term investments as of 73.6 million shares of common stock December 31, 2022: $342.3 million (no debt) outstanding as of March 1, 2023 Twelve Months Ended Twelve Months Ended $ Millions 12/31/22 12/31/21 R&D Expense $85.6 $43.6 G&A Expense $61.3 $29.2 Net Loss $142.2 $72.8 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) • Topline results presented in January 2023 Projected • Pre-NDA meeting and NDA submission planned in Q2 2023 cash runway 1 • NDA data set will include additional follow up with data to be presented at a medical meeting in Q2 2023 into 2025 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG • First patient dosed in March 2023 1 All financial and share information is unaudited. NDA data set will include analysis of primary (ORR by RANO-HGG) Day One Biopharmaceuticals 27 and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG).

Next Steps FIREFLY-1 • Present NDA data set at medical meeting in Q2 2023 • Pre-NDA meeting and NDA submission planned for Q2 2023 FIREFLY-2 Topline data from pivotal Phase 2 FIREFLY-1 trial • Advance tovorafenib as a front-line therapy for patients newly diagnosed with demonstrating meaningful responses with pLGG tovorafenib in recurrent or progressive pLGG Overall response rate of 64% and clinical benefit FIRELIGHT-1 rate of 91% in 69 heavily-pretreated, RANO- • Evaluate tovorafenib in combination and as monotherapy in adolescent and HGG evaluable patients adult populations • Monotherapy abstract accepted for publication in Q2 2023 Median duration of 8.4 months on therapy as of data cut, with 77% of patients remaining on treatment Commercial Safety data, based on the 77 treated patients, • Continue investment in market and launch preparation activities indicated monotherapy tovorafenib to be generally well-tolerated Business Development • Further investment in business development activities to expand our multiple asset portfolio Data cut off as of September 28, 2022. Overall response rate of 64% in 69 heavily-pretreated, RANO- evaluable patients includes confirmed and unconfirmed CR and PR. Clinical benefit rate (complete Day One Biopharmaceuticals 28 response + partial response/unconfirmed partial response + stable disease). ORR by RANO-HGG

Appendix Day One Biopharmaceuticals 29

FIREFLY-1 Baseline Characteristics Location (n=25) Characteristic Arm 1 (N=25) Deep midline structures Hypothalamus 12% Median age, years (range) 8 (3-18) 8% Sex, n (%) Other Male 13 (52) 16% Female 12 (48) Race, n (%) Optic pathway Cerebellum Black or African American 1 (4) 52% 4% Asian 2 (8) Brain stem White 15 (60) 8% Other* 7 (28) Karnofsky/Lansky performance status, n (%) BRAF alteration (n=25) 50-70 1 (4) 80-100 24 (96) BRAF V600E Number of lines of prior therapy 16% Median (range) 3 (1-9) 1, n (%) 5 (20) 2, n (%) 6 (24) ≥3, n (%) 14 (56) † BRAF fusion Prior MAPK pathway targeted therapy, n (%) 84% Yes 18 (72) No 7 (28) Apr 14, 2022 data cutoff; *Includes 4 patients with race not specified. †Includes 2 patients with BRAF duplication and 1 with BRAF rearrangement per fluorescence in situ hybridization. MAPK, mitogen-activated protein kinase; prior MAPK pathway targeted therapy indicates either prior MEKi and/or prior type I RAFi therapy. Day One Biopharmaceuticals 30

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO- HGG Evaluable Lesions (n=22)* RANO-HGG Response (IRC) Evaluable N=22* ORR (95% CI) 64% (41-83) BRAF fusion (n=20) 60% BRAF V600E (n=2) 100% # CBR 91% Best overall response PR (13/22) 59% uPR (1/22) 5% SD (6/22) 27% Apr 14, 2022 data cutoff. Total % of response maybe may be different than the sum of the individual overall response due to rounding. *3/25 patients lacked evaluable lesions per RANO criteria based on IRC evaluation. †Progressive disease due to presence of new lesions. #patients with best overall response of CR, PR/uPR and SD. CBR, clinical benefit rate; IRC, independent radiological review committee; ORR, overall response rate; MAPK, mitogen-activated protein kinase; PR, partial response; SD, stable disease; uPR, unconfirmed partial response. Day One Biopharmaceuticals 31

Duration of Tovorafenib (DAY101) Therapy For All Patients with RANO- HGG Evaluable Lesions (n=22) 17/22 patients remain on therapy All responders remain on treatment Apr 14, 2022 data cutoff. Day One Biopharmaceuticals 32

Individual Patient Tumor Change From Baseline (n=22 RANO-HGG Evaluable By Blinded Independent Central Review) PD SD PR CR Apr 14, 2022 data cutoff. RANO PD = ≥+25% change from baseline; RANO SD = <+24% Months to > -50% change from baseline; RANO PR = ≤ -50% change from baseline; RANO CR = Day One Biopharmaceuticals 33 -100% change from baseline. Percent change from baseline (%)

Tovorafenib (DAY101) Safety Data For the First 25 Enrolled Patients (TEAEs ≥25% Any Grade) Treatment-emergent AEs Treatment-related AEs Preferred term, n (%) Any grade Grade ≥3 Any grade Grade ≥3 • Most treatment-emergent AEs were Blood creatine phosphokinase increased 20 (80) 2 (8) 18 (72) 2 (8) grade 1 or 2 (96%) Hair color changes 17 (68) - 17 (68) - Anemia 14 (56) 3 (12) 10 (40) 2 (8) • Other important treatment-emergent AEs Aspartate aminotransferase increased 14 (56) - 12 (48) - included: Vomiting 14 (56) 2 (8) 6 (24) 1 (4) ‒ Decreased weight (24%) Rash* 13 (52) 3 (12) 13 (52) 3 (12) Blood lactate dehydrogenase increased 12 (48) - 9 (36) - ‒ Decreased appetite (16%) Headache 10 40) - 3 (12) - ‒ Hyponatremia (16%) Dry skin 9 (36) - 7 (28) - Epistaxis 9 (36) - 4 (16) - • 7 patients (28%) required dose modifications Constipation 8 (32) - 5 (20) - due to treatment-related AEs Hypocalcemia 8 (32) - 6 (24) - Nausea 8 (32) - 3 (12) - • No patient discontinued treatment due to AEs Alanine aminotransferase increased 7 (28) 1 (4) 4 (16) 1 (4) Fatigue 7 (28) - 7 (28) - Apr 14, 2022 data cutoff. AE, adverse event. TEAE, treatment-emergent adverse event. *Includes maculopapular and erythematous rash 34 Day One Biopharmaceuticals

Key Takeaways • Encouraging initial efficacy data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusion or BRAF V600 mutation, for whom there is no standard-of-care and no approved agents for the majority of patients ‒ 64% ORR and 91% clinical benefit rate (partial response/unconfirmed partial response + stable disease) in the 22 RANO-HGG evaluable patients: ‒ 14 partial responses (13 confirmed responses and 1 unconfirmed response) ‒ 6 patients with stable disease ‒ All patients with stable disease (n=6) were noted to have tumor shrinkage, ranging between 19% and 43% ‒ Responses were observed in patients with both BRAF fusions and BRAF V600E mutations who received prior MAPK-targeted therapy ‒ The median-time-to-response was 2.8 months ‒ A heavily-pretreated population, with a median of 3 prior lines of therapy (range: 1-9) ‒ All patients who responded remain on therapy (n=14) and no patients have discontinued treatment due to treatment-related adverse events • Initial safety data, based on the first 25 patients, indicated monotherapy tovorafenib (DAY101) to be generally well-tolerated ‒ Majority of AEs were grade 1 or 2; most common treatment-related AEs were CPK elevation, rash, and hair color changes ‒ Treatment-related AEs of grade 3 or greater occurred in nine patients (36%) • Plan to present additional initial study results from FIREFLY-1 at the Society for Neuro-Oncology (SNO) annual meeting • Topline results from the full registrational cohort (n=~60) of FIREFLY-1 expected to be available 1Q 2023, with NDA submission planned for Q2 2023 • Early results from FIREFLY-1 support plan to evaluate tovorafenib (DAY101) in parallel with a pivotal Phase 3 frontline pLGG study (FIREFLY-2) 1 ‒ Primary endpoint of ORR based on RANO-LGG (2017) criteria, assessed by blinded independent central review 1 1Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation Day One Biopharmaceuticals 35 who require systemic therapy based on a study with the same primary endpoint.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis Months -36 -30 -24 -18 -12 -6 0 6 PR 1L: Vincristine/carboplatin Diagnostic biopsy 3L: Tovorafenib 2L: Trametinib Best response SD Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not 36 been established by any health authority. Day One Biopharmaceuticals

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine 4L: Trametinib craniotomies 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have 37 not been established by any health authority. Day One Biopharmaceuticals

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty -60 -48 -36 -24 -12 0 Months 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have 38 not been established by any health authority. Day One Biopharmaceuticals

Results from Independent Radiology Review of PNOC014 Best response from baseline RANO-HGG: Response assessment for neuro- oncology (FDA standard) Volumetric image analysis (exploratory) RAPNO: Response assessment for pediatric neuro-oncology (exploratory) Date of data cutoff: 02 JAN 2020 Day One Biopharmaceuticals 39 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020

Multiple Rapid, Deep and Durable Responses Observed following Initiation of Tovorafenib (DAY101) Treatment of pLGG Patients in PNOC014 Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Day One Biopharmaceuticals 40 Fangusaro J et al. Lancet Oncol 2019

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Drug-related AEs for Tovorafenib (DAY101) Drug-related AEs for selumetinib Toxicities Grade 1-2 Grade 3 Grade 4 Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Increased ALT 20 (40%) 1 (2%) Hypophosphatemia 4 (44%) CPK elevation 34 (68%) 5 (10%) Fatigue 5 (55%) Diarrhea 27 (54%) 2 (4%) DAY101 AE summary Rash 8 (89%) Decreased ejection fraction 19 (38%) 1 (2%) • Most common toxicity: skin Achromotrichia 7 (78%) Gastric haemorrhage 1 (2%) Pruritis 6 (67%) • AEs reversible and all Headache 14 (28%) 1 (2%) manageable Photosensitivity 1 (11%) Decreased lymphocyte count 19 (38%) 1 (2%) • Single, reversible Grade 3 Nevus 7 (78%) Neutropenia 14 (28%) 3 (6%) event Alopecia 3 (34%) Paronychia 19 (38%) 3 (6%) • No Grade 4 AEs Epistaxis 2 (22%) Rash (acneiform) 29 (58%) 2 (4%) • No dose reductions (vs. 40% Dry skin 3 (34%) Rash (maculopapular) 26 (52%) 5 (10%) of patients on selumetinib montherapy required dose Myalgias/arthralgias 3 (34%) Skin infection 7 (14%) 1 (2%) reductions) Anorexia 2 (22%) Tooth infection 1 (2%) Cheilitis 3 (34%) Weight gain 5 (10%) 1 (2%) Hypermagnesemia 1 (11%) Vomiting 22 (44%) Bleeding gums 1 (11%) Nausea 21 (42%) Increased AST 4 (44%) Increased AST 25 (50%) Nausea/vomiting 3 (33%) Anemia 28 (56%) CPK elevation 1 (11%) Pruritis 10 (20%) Weight loss 2 (22%) Dyspnea 30 (60%) Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. Day One Biopharmaceuticals 41 2020; Fangusaro J et al. Lancet Oncol 2019